Exhibit 10.9
888 N. Euclid Ave., Rm. 204 P.O. Box 210158 Tucson, AZ 85721-0158 Office of Technology Transfer Tel: (520) 621-5000
www.ott.arzona.edu

AMENDMENT
TO
EXCLUSIVE PATENT LICENSE AGREEMENT
BETWEEN
THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA
AND
SOLTERRA RENEWABLE TECHNOLOGIES, INC.

This Amendment to the EXCLUSIVE PATENT LICENSE AGREEMENT BETWEEN THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA AND SOLTERRA RENEWABLE TECHNOLOGIES, INC. (the "Agreement") is made effective as of the December 17th, 2010 and is between THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA, an Arizona body corporate with its principal campus in Tucson, Arizona 85721 (the "UNIVERSITY"), and SOLTERRA RENEWABLE TECHNOLOGIES, INC., an Arizona Company with its principal place of business at 7700 South River Parkway, Tempe, AZ 85284 ("LICENSEE").

UNIVERSITY and LICENSEE agree to amend Articles 3.1.b, 3.2, and 3.4 to read as follows upon execution of this Amendment:

3.b Minimum Annual Royalty: A minimum royalty according to the following schedule.

3.b.i The Minimum Annual Royalty payment will be creditable against Royalties due in each respective royalty year, July 1 to June 30th following the due date.

Due Date	Minimum Royalty Due
June 30, 2011	$25,000
December 31, 2011	$50,000
June 30, 2012	$125,000
Each June 30 of every year thereafter	$200,000

3.b.ii  The Annual Minimum Royalties will be adjusted by the cumulative percentage change in the CPI-W Consumer Price Index between July and the June preceding the date on which the payment in question is payable.

3.2
Prior Patent Costs: In partial consideration for the rights granted herein, LICENSEE shall pay remainder of outstanding Prior Patent Costs, totalling Four Thousand, Two Hundred, Eighty Dollars and Seventy Six Cents ($4280.76) and due no later than February 28, 2011.

3.4
License Fee: A License Fee of Fifteen Thousand Dollars ($15,000) shall be paid in two installments: the first installment of Ten Thousand Dollars ($10,000) due on December 17, 2010; the second installment of Five Thousand Dollars ($5,000) due no later than February 28, 2011.

IN WITNESS WHEREOF, each party hereto has executed this Agreement in duplicate originals by their respective and duly authorized officers on the day and year below written.

ARIZONA BOARD OF REGENTS		SOLTERRA RENEWABLE TECHNOLOGIES
on behalf of

THE UNIVERSITY OF ARIZONA

/s/ Patrick L. Jones	Date: 12/20/2010	/s/	Date:
(Signature)
Name: Patrick L. Jones		Name: Steven Squires
Title: Director Office of Technology Transfer		Title: President and CEO